Dreyfus Balanced
      Fund, Inc.




      SEMIANNUAL REPORT February 28, 2002




The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            16   Statement of Financial Futures

                            17   Statement of Assets and Liabilities

                            18   Statement of Operations

                            19   Statement of Changes in Net Assets

                            20   Financial Highlights

                            21   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                    Dreyfus Balanced Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Balanced Fund, Inc., covering the six-month period from September 1, 2001 through February 28, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas D. Ramos, CFA.

U.S. stocks generally experienced heightened volatility, rising and falling dramatically in response to short-term influences during a reporting period that included the September 11 terrorist attacks, Argentina' s default on its sovereign debt, concerns about accounting irregularities among major corporations and the first calendar quarter of U.S. economic contraction in about 10 years. Once the dust settled, however, stock market returns for the reporting period ranged from slight gains to modest losses. Small- and midcap stocks generally outperformed their large-cap counterparts, and value stocks did slightly better than growth stocks overall.

The importance of diversification was underscored in these turbulent times not just across the various sectors of the stock market, but also among asset classes. For example, the bond market's strong returns helped cushion the equity market' s decline for investors who allocated their investments among different asset classes. Perhaps most significant, market conditions during the reporting period affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

An economic recovery of uncertain strength is apparently underway, and the equity markets have recently rallied in response to renewed investor optimism. While we can' t guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2002




DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Balanced Fund, Inc. perform relative to its benchmark?

For the six-month period ended February 28, 2002, the fund produced a total return of -2.72%.(1) This compares with the performance of the fund's Customized Blended Index, which produced a total return of 0.21% for the same period. The Standard & Poor' s 500 Composite Stock Price Index ("S&P 500 Index"), which comprised 60% of our blended index, provided a total return of -1.67%.(2) The Lehman Brothers Aggregate Bond Index, which comprised 40% of our blended index, produced a total return of 3.02% during the reporting period.(3 )

We attribute the fund' s performance to an environment in which encouraging economic data was overshadowed by the September 11 terrorist attacks and some well-publicized corporate accounting irregularities and bankruptcies. The fund produced slightly weaker results than its benchmark primarily because of the disappointing performance of the fund' s fixed-income holdings. The fund's relatively large exposure to stocks, which generally provided lower returns than bonds during the reporting period, also hindered performance.

What is the fund's investment approach?

The fund invests in equity and fixed-income securities of U.S. and foreign issuers. The proportion of the fund's assets invested in each type of security will vary from time to time in accordance with Dreyfus' assessment of economic conditions and investment opportunities. However, under normal market conditions, the fund' s equity investments will range from 40% to 75% of its portfolio, with a benchmark allocation of 60% . Fixed-income investments (including cash and cash equivalents) will range from 25% to 60%, with a benchmark allocation of 40%.

In allocating assets between stocks and bonds, we assess the relative returns and risks of each asset class using a model which analyzes sev-
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

eral   factors,   including  interest-rate-adjusted  price/earnings  ratio,  the valuation and volatility levels of stocks relative to bonds, and other economic factors such as interest rates.

In selecting stocks, we use a valuation model to identify and rank stocks within an industry or sector based on

*    VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*    GROWTH, in this case the sustainability or growth or earnings or cash flow;
     and

*    FINANCIAL PROFILE, which measures the financial health of the company.

Next, based on fundamental analysis, we generally select the most attractive of the higher ranked securities. While we employ a value-tilted approach, the fund can invest in a mix of value and growth companies. Dreyfus manages risk by diversifying across companies and industries.

To select fixed-income investments for the fund, we review the terms of the instruments and evaluate the creditworthiness of the issuers, considering all factors which we deem relevant, including, as applicable, a review of the issuer's cash flow; level of short-term debt; leverage; capitalization; the quality and depth of management; profitability; return on assets; and economic factors relative to the issuer's industry.

What other factors influenced the fund's performance?

The reporting period's political and economic shocks created generally favorable conditions for high quality bonds, such as U.S. Treasuries and government agencies. Although the fund benefited to a degree from the strength in this area, a relatively large percentage of the fund's holdings were concentrated in investment-grade corporate bonds. That' s because corporate bonds generally perform well during times of economic growth, and we believed that the U.S. economy was likely to emerge from recession. In fact, financial indicators showed a clear resumption of economic growth in late 2001, but the concerns raised by the September 11 attacks and the Enron collapse led many investors to favor low-risk securities despite improving economic conditions.

Our views regarding the improving economy also led us to focus a relatively high percentage of the fund's assets on stocks. Although returns from the fund's stock holdings were roughly in line with the S&P 500 Index, they nonetheless undermined the fund's relative performance overall. The fund's holdings in technology, capital goods, health care and basic materials provided disappointing performance, largely because of holdings in a small number of companies that failed to meet expectations. On the other hand, the fund achieved relatively strong results in the communications services, energy and
transportation    groups.

What is the fund's current strategy?

As of the end of the reporting period, the fund's stock positions emphasized industry groups that we believe can benefit early from renewed economic growth. Specifically, we have emphasized technology stocks and de-emphasized communications services, capital goods and basic materials. On the fixed-income side, we have continued to maintain a relatively heavy exposure to corporate bonds. In light of attractive valuations and further evidence of U.S. economic growth, we placed a slightly greater emphasis on equities than the fund's benchmark. Of course, we are prepared to change the fund's composition as market conditions evolve.

March 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

   PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund

STATEMENT OF INVESTMENTS

February 28, 2002 (Unaudited)



COMMON STOCKS--65.7%                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--1.5%

CDW Computer Centers                                                                             11,000  (a)             580,800

Lamar Advertising                                                                                11,500  (a)             458,735

McGraw-Hill Cos.                                                                                 28,000                1,842,400

                                                                                                                       2,881,935

CONSUMER DURABLES--.6%

Ford Motor                                                                                       27,000                  401,760

Goodyear Tire & Rubber                                                                           29,500                  811,250

                                                                                                                       1,213,010

CONSUMER NON-DURABLES--4.6%

Coca-Cola                                                                                        16,000                  758,240

Kimberly-Clark                                                                                    8,400                  525,840

Kraft Foods, Cl. A                                                                               75,200                2,940,320

Philip Morris Cos.                                                                               33,000                1,737,780

Procter & Gamble                                                                                 19,100                1,619,489

UST                                                                                              29,000                1,010,940

                                                                                                                       8,592,609

CONSUMER SERVICES--2.8%

Carnival                                                                                         36,000                  982,440

Clear Channel Communications                                                                     16,520  (a)             770,162

EchoStar Communications, Cl. A                                                                   23,800  (a)             621,656

USA Networks                                                                                     30,000  (a)             886,800

Viacom, Cl. B                                                                                    41,365  (a)           1,925,541

                                                                                                                       5,186,599

ELECTRONIC TECHNOLOGY--9.1%

Altera                                                                                           18,000  (a)             343,260

Amkor Technology                                                                                 33,000  (a)             458,040

Analog Devices                                                                                   21,000  (a)             781,410

Applied Materials                                                                                 9,000  (a)             391,230

Compaq Computer                                                                                  74,100                  751,374

Dell Computer                                                                                    30,000  (a)             740,700

Gateway                                                                                          39,400  (a)             181,240

General Dynamics                                                                                  8,000                  727,040

Hewlett-Packard                                                                                  25,300                  509,036

Intel                                                                                            72,200                2,061,310

International Business Machines                                                                  31,000                3,041,720

Jabil Circuit                                                                                    29,000  (a)             540,850

KLA-Tencor                                                                                       14,000  (a)             810,740


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

Lam Research                                                                                     21,100  (a)             456,604

LSI Logic                                                                                        42,000  (a)             629,580

Micron Technology                                                                                32,000  (a)           1,028,800

Motorola                                                                                         27,800                  361,400

National Semiconductor                                                                           14,400  (a)             362,160

Novellus Systems                                                                                 13,600  (a)             579,224

Raytheon                                                                                         15,000                  580,350

Teradyne                                                                                         25,000  (a)             837,750

Texas Instruments                                                                                18,000                  528,300

United Technologies                                                                               7,400                  539,830

                                                                                                                      17,241,948

ENERGY MINERALS--4.8%

Anadarko Petroleum                                                                               39,000                2,031,900

ChevronTexaco                                                                                     7,855                  663,276

Conoco                                                                                           26,000                  719,160

Exxon Mobil                                                                                      94,576                3,905,989

Ocean Energy                                                                                     48,000                  876,000

XTO Energy                                                                                       45,000                  847,800

                                                                                                                       9,044,125

FINANCE--12.6%

Allstate                                                                                         43,000                1,505,860

American Express                                                                                 17,900                  652,455

American International Group                                                                     44,351                3,280,644

Bank of America                                                                                  15,300                  978,435

Bank of New York                                                                                 28,000                1,053,920

Citigroup                                                                                       106,733                4,829,668

Federal Home Loan Mortgage                                                                       32,000                2,039,680

Federal National Mortgage Association                                                            24,600                1,924,950

FleetBoston Financial                                                                            26,600                  887,908

Goldman Sachs Group                                                                               8,200                  663,708

Household International                                                                          18,900                  973,350

J.P. Morgan Chase & Co.                                                                          28,920                  845,910

Mercury General                                                                                  12,000                  518,400

Morgan Stanley Dean Witter & Co.                                                                 26,600                1,306,592

Wells Fargo                                                                                      47,000                2,204,300

                                                                                                                      23,665,780

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH SERVICES--2.6%

Express Scripts                                                                                  11,000  (a)             569,470

HCA                                                                                              33,300                1,356,309

Healthsouth                                                                                      90,000  (a)           1,071,900

Quest Diagnostics                                                                                 2,900  (a)             205,639

Wellpoint Health Networks                                                                        14,000  (a)           1,702,680

                                                                                                                       4,905,998

HEALTH TECHNOLOGY--6.7%

Abbott Laboratories                                                                              20,000                1,131,000

American Home Products                                                                           23,500                1,493,425

Bard (C.R.)                                                                                       8,000                  435,200

Baxter International                                                                             13,000                  721,240

Bristol-Myers Squibb                                                                             28,900                1,358,300

Johnson & Johnson                                                                                32,200                1,960,980

Merck & Co.                                                                                      23,400                1,435,122

Pfizer                                                                                           86,000                3,522,560

Zimmer Holdings                                                                                  14,490  (a)             518,162

                                                                                                                      12,575,989

NON-ENERGY MINERALS--.3%

Alcoa                                                                                            17,000                  638,690

PROCESS INDUSTRIES--.8%

Dow Chemical                                                                                     23,000                  719,440

International Paper                                                                              18,000                  787,500

                                                                                                                       1,506,940

PRODUCER MANUFACTURING--3.6%

Emerson Electric                                                                                  7,000                  403,130

General Electric                                                                                112,000                4,312,000

Masco                                                                                            27,200                  763,504

Tyco International                                                                               47,700                1,388,070

                                                                                                                       6,866,704

RETAIL TRADE--3.3%

Lowe's Cos.                                                                                      15,200                  687,800

May Department Stores                                                                            20,600                  754,784

Safeway                                                                                          10,000  (a)             429,800

Staples                                                                                          25,000  (a)             491,750

TJX Cos.                                                                                         35,400                1,344,138


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RETAIL TRADE (CONTINUED)

Target                                                                                           46,600                1,952,540

Tiffany & Co.                                                                                    17,000                  557,770

                                                                                                                       6,218,582

TECHNOLOGY SERVICES--6.3%

AOL Time Warner                                                                                  39,500  (a)             979,600

Accenture, Cl. A                                                                                 25,500  (a)             667,845

Adobe Systems                                                                                    12,000                  436,560

Anthem                                                                                            5,200  (a)             302,120

Avaya                                                                                            25,583  (a)             136,869

Charter Communications, Cl. A                                                                    60,000  (a)             624,000

Check Point Software Technologies                                                                23,500  (a)             656,120

Computer Sciences                                                                                20,600  (a)             978,706

Electronic Data Systems                                                                          24,500                1,446,235

Microsoft                                                                                        62,000  (a)           3,617,080

Oracle                                                                                           59,000  (a)             980,580

SunGard Data Systems                                                                             32,000  (a)             987,840

                                                                                                                      11,813,555

TRANSPORTATION--1.1%

Norfolk Southern                                                                                 44,000                1,046,760

Southwest Airlines                                                                               51,000                1,076,610

                                                                                                                       2,123,370

UTILITIES--5.0%

AT&T                                                                                             50,400                  783,216

Allegheny Energy                                                                                 15,300                  528,921

BellSouth                                                                                        19,000                  736,440

Duke Energy                                                                                      59,000                2,082,700

El Paso                                                                                          15,000                  586,200

Exelon                                                                                           10,000                  492,800

Liberty Media, Cl. A                                                                             60,000  (a)             768,000

SBC Communications                                                                               36,400                1,377,376

TXU                                                                                              18,000                  915,660

Verizon Communications                                                                           26,096                1,221,293

                                                                                                                       9,492,606

TOTAL COMMON STOCKS

   (cost $119,139,781)                                                                                               123,968,440

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

PREFERRED STOCKS--.1%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OIL AND GAS;

Exco Resources,

  Cum. Conv., $1.05

   (cost $304,054)                                                                               14,465                  238,311
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
BONDS AND NOTES--32.3%                                                                       Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

AEROSPACE--.4%

Goodrich (BF), Notes,

   7%, 4/15/2038                                                                                804,000                  678,407

AUTOMOTIVE--.0%

Ford Motor, Notes,

   7.45%, 7/16/2031                                                                              86,000                   82,632

CHEMICALS--.6%

Dow Chemical, Notes,

   6.125%, 2/1/2011                                                                             911,000                  900,799

Lyondell Chemical, Ser. A, Notes,

   9.625%, 5/1/2007                                                                             159,000                  162,577

                                                                                                                       1,063,376

COMMUNICATIONS--.2%

Charter Communications Holdings,

   Sr. Discount Notes, 0/11.75%, 5/15/2011                                                      441,000  (b)             256,883

Nextel Communications, Sr. Notes,

   5.25%, 1/15/2001                                                                              60,000                   30,525

                                                                                                                         287,408

CONTAINERS--.1%

Owens-Brockway, Notes,

   8.875%, 2/15/2009                                                                            224,000  (c)             229,040

ELECTRONIC TECHNOLOGY--.3%

Amkor Technology, Sr. Notes,

   9.25%, 2/15/2008                                                                             110,000                  103,400

Computer Sciences, Notes,

   6.75%, 6/15/2006                                                                             202,000                  209,546

Southern Capital Funding, Bonds,

   Ser. A, 5.30%, 2/1/2007                                                                      283,000  (d, e)          284,169

                                                                                                                         597,115

FINANCIAL--3.4%

Abbey National Capital Trust I,

  Gtd. Non. Cumulative Trust Preferred Securities,

      8.963%, 6/30/2030                                                                         436,000                  511,382


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL (CONTINUED)

Boeing Capital, Sr. Notes,

   5.75%, 2/15/2007                                                                             339,000                  342,883

Citigroup, Notes,

   5%, 3/6/2007                                                                                 455,000                  453,944

Fuji JGB Investment, Bonds,

   9.87%, 6/30/2008                                                                             720,000  (d,e)           591,473

General Electric Capital,

  Medium-Term Notes,

   Ser. A, 5.875%, 2/15/2012                                                                    928,000                  930,886

General Motors Acceptance, Notes,

   6.125%, 9/15/2006                                                                            813,000                  811,963

   6.875%, 9/15/2011                                                                            640,000                  638,700

Goldman Sachs Group, Notes,

   6.60%,1/15/2012                                                                              310,000                  316,472

IBJ Preferred Capital, Bonds,

   8.79%, 6/30/2008                                                                             175,000  (d,e)           136,364

International Lease Finance, Notes,

   5.75%, 2/15/2007                                                                             262,000                  263,529

Lehman Brothers Holdings, Notes,

   7%, 2/1/2008                                                                                 427,000                  449,368

Morgan Stanley Dean Witter, Unsub. Deb.,

   6.10%, 4/15/2006                                                                             386,000                  403,497

Steers Trust 2001 VZ-1, Notes,

   5.565%, 10/15/2005                                                                           650,000  (c)             641,875

                                                                                                                       6,492,336

FOOD & BEVERAGES--.2%

HJ Heinz Finance, Bonds,

   6.75%, 3/15/2032                                                                             203,000  (c)             201,652

Tyson Foods, Notes,

   8.25%, 10/1/2011                                                                             230,000  (c)             252,358

                                                                                                                         454,010

FOREST PRODUCTS & PAPER--.2%

Weyerhaeuser, Notes,

   5.95%, 11/1/2008                                                                             370,000  (c)             363,433

HOTELS & MOTELS--.2%

Hilton Hotels, Notes,

   7.625%, 5/15/2008                                                                            429,000                  426,527

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INSURANCE--1.1%

Ace Capital Trust II, Bonds,

   9.70%, 4/1/2030                                                                              536,000                  633,609

CNA Financial, Notes,

   6.50%, 4/15/2005                                                                             235,000                  225,250

Conseco, Notes,

   6.80%, 6/15/2005                                                                             224,000                  116,480

Mercury General, Sr. Notes,

   7.25%, 8/15/2011                                                                             124,000                  127,463

XL Capital, Sr. Notes,

   6.50%, 1/15/2012                                                                             272,000                  277,413

Zurich Capital Trust I, Bonds,

   8.376%, 6/1/2037                                                                             598,000  (c)             604,203

                                                                                                                       1,984,418

INTERNET--.2%

Thomson, Notes,

   6.20%,1/5/2012                                                                               350,000                  348,514

METALS--.1%

Barrick Gold Finance, Deb.,

   7.50%, 5/1/2007                                                                              195,000                  207,740

OIL & GAS EXPLORATION--.2%

Ocean Energy, Bonds,

   Ser. B, 8.375%, 7/1/2008                                                                     391,000                  410,550

RETAIL--.3%

Sears Roebuck Acceptance, Notes,

   6.75%, 8/15/2011                                                                             470,000                  482,933

STRUCTURED INDEX--.5%

HYDI 100-Linked Ctf. of Deposit,

   9.40%, 11/15/2006                                                                            990,000  (f)           1,002,375

TELECOMMUNICATIONS--1.6%

AT&T, Sr. Notes,

   7.30%, 11/15/2011                                                                            644,000  (c)             646,693

American Tower, Sr. Notes,

   9.375%, 2/1/2009                                                                             213,000                  141,645

Citizens Communications, Notes,

   9.25%, 5/15/2011                                                                             586,000                  643,450

Crown Castle International, Sr. Notes,

   9.375%, 8/1/2011                                                                             200,000                  148,000

Marconi, Bonds,

   8.375%, 9/15/2030                                                                          1,060,000                  402,800


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS (CONTINUED)

Nextel Communications, Sr. Notes,

   9.375%, 11/15/2009                                                                           609,000                  389,760

TCI Communications Financing, Bonds,

   9.65%, 3/31/2027                                                                             287,000                  315,869

Telecorp PCS, Bonds,

   0/11.625%, 4/15/2009                                                                         175,000  (b)             154,875

Tritel PCS, Sr. Sub. Notes, Ser. B,

   10.375%, 1/15/2011                                                                           220,000                  249,150

                                                                                                                       3,092,242

TRANSPORTATION--.8%

American West Airlines Pass-Through Trust, Ctfs.,

   Ser. 1997, 1C, 7.53%, 1/2/2004                                                             1,928,462                1,408,822

US Airways, Ser. C, Notes,

   8.93%, 4/15/2008                                                                             115,868                   79,318

                                                                                                                       1,488,140

UTILITIES--1.5%

British Telecommunications, Notes,

   8.375%, 12/15/2010                                                                           569,000                  640,763

El Paso, Sr. Notes,

   7%, 5/15/2011                                                                                683,000                  674,413

Long Island Lighting, Deb.,

   8.20%, 3/15/2023                                                                             438,000                  456,960

NRG Energy, Sr. Notes,

   8.625%, 4/1/2031                                                                             357,000                  347,418

National Rural Utilities, Bonds,

   8%, 3/1/2032                                                                                 423,000                  422,530

TXU Electric, Sr. Notes, Ser. J,

   6.375%, 6/15/2006                                                                            300,000                  305,205

                                                                                                                       2,847,289

OTHER--8.3%

Bear Stearns Commerical Mortgage Securities,

   Ser. 2001-TOP, Cl. A, 6.08%, 2/15/2035                                                     1,419,750                1,462,371

Chase Commerical Mortgage Securities,

   Ser. 2001-245, Cl. A, 6.173%, 2/12/2016                                                      312,817  (c,g)           334,041

Chase Manhattan Bank-First Union National,

   Ser. 1999-1, Cl. A, 7.134%, 8/15/2031                                                        570,000  (c)             582,608

CS First Boston Mortgage Securities:

   Ser. 1998-Cl. A, 6.26%, 5/17/2040                                                          1,205,090                1,259,077
   Ser. 1998-Cl. C, 6.78%, 5/17/2009                                                          1,471,000                1,500,917

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OTHER (CONTINUED)

GS Mortgage Securities II,

   Ser. 2001-LIBA, Cl. A, 6.615%, 2/10/2016                                                   1,342,000                1,381,712

IMPAC Secured Assets CMN Owner Trust,

   Ser. 2002-1, Cl. AI3, 5.57%, 3/25/2023                                                     1,900,000                1,909,500

JP Morgan Commerical Mortgage Finance,

   Ser. 2000-C10, CI. C, 7.537%, 8/15/2032                                                    1,370,000                1,487,081

KBC Bank Funding Trust III, Bonds,

   9.86%, 11/2/2009                                                                             270,000  (d,e)           312,892

MBNA Credit Card Master Note Trust,

   Ser. 2002-C1, CI. C1, 6.80%, 7/15/2014                                                       523,000                  514,236

NSCOR, Residential Mortgage Secuities:

   Ser. 1997-11, B2, 7%, 8/25/2027                                                              332,185                  328,218

   Ser. 1998-2, B3, 6.50%, 2/25/2028                                                            715,571                  719,014

Residential Asset Securities,

   Ser. 2001, KS1, CI. AT1, 5.593%, 7/25/2016                                                   210,822                  211,382

Residential Funding Mortgage Securities I,

  Pass-Through Cfts., Ser. 1996-S22,

   Cl. M3, 8%, 10/25/2026                                                                     1,667,467                1,665,771

Royal Bank of Scotland Group,

  Conv. Non-Cumulative Dollar Preference Shares,

      7.648%, 9/30/2031                                                                         780,000  (d)             833,240

TIAA CMBS I Trust Commerical Mortgage,

   Ser. 1999-1, Cl. A, 7.17%, 1/15/2032                                                         743,593  (c)             785,428

United Mexican States, Bonds,

   6.25%, 12/13/2019                                                                            329,000                  318,924

                                                                                                                      15,606,412

U.S. GOVERNMENT & AGENCIES--12.1%

Federal Home Loan Mortgage Corp.,

  Medium-Term Notes,

      6.25%, 7/15/2032                                                                          750,000                  759,718

      6.50%, 3/15/2029                                                                          196,000  (h)             199,062

Federal National Mortgage Association:

  Bonds,

      7.25%, 5/15/2030                                                                          750,000                  856,531

   Notes:

      3.50%, 2/25/2004                                                                          103,000                  103,315

      5.625%, 2/28/2012                                                                         174,000                  172,677

   Sub. Notes:

      6.406%, 1/1/2011                                                                        1,336,135                1,386,623

      7%, 3/15/2029                                                                           4,772,000  (h)           4,916,639

      8%, 1/1/2030-11/1/2030                                                                  2,171,076                2,297,000

Government National Mortgage Assocation I,

   7%, 3/15/2032                                                                              1,250,000  (h)           1,291,788



                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCIES (CONTINUED)

Real Estate Mortgage Investment Conduit,

   Ser. 1497, CI. FF, 6.50%, 8/15/2021                                                        1,650,000                1,719,118

Tennessee Valley Authority,

   Valley Indexed Principal Securities
   3.375%, 1/15/2007                                                                          1,175,000  (i)           1,314,754

U.S. Treasury Bonds:

   5.375%, 2/15/2031                                                                            130,000                  129,319

   8.875%, 2/15/2019                                                                          1,500,000                2,042,865

U.S. Treasury Inflation Protection Securities,

   3.754%, 1/15/2008                                                                          5,000,000  (i)           5,654,602

                                                                                                                      22,844,011

TOTAL BONDS AND NOTES

   (cost $61,404,302)                                                                                                 60,988,908
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--6.3%
-----------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--1.4%

San Paolo U.S. Finanical,

   1.87%, 3/1/2002                                                                            2,600,000                2,600,000

U.S. GOVERNMENT AGENCIES--4.1%

Federal National Mortgage Association,

   1.82%, 3/7/2002                                                                            7,700,000                7,700,000

U.S. TREASURY BILLS--.8%

   1.66%, 3/7/2002                                                                            1,500,000  (j)           1,500,000

TOTAL SHORT-TERM INVESTMENTS

   (cost $11,799,585)                                                                                                 11,800,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $192,647,722)                                                            104.4%              196,995,659

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (4.4%)               (8,367,623)

NET ASSETS                                                                                       100.0%              188,628,036

(A)  NON-INCOME PRODUCING.

(B)  ZERO  COUPON  UNTIL A SPECIFIED  DATE AT WHICH TIME THE STATED  COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(C)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF  1933.  THESE  SECURITIES  MAY  BE  SOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL BUYERS. AT FEBRUARY 28,
     2002, THESE SECURITIES AMOUNT TO $4,641,331 OR 2.5% OF THE NET ASSETS.

(D)  DUE DATE SHOWN REPRESENTS EARLIEST DATE THE ISSUER MAY REDEEM THE SECURITY.

(E)  THE STATED  INTEREST RATE IS IN EFFECT UNTIL A SPECIFIED DATE AT WHICH TIME
     THE INTEREST RATE BECOMES SUBJECT TO PERIODIC CHANGE.

(F)  SECURITY LINKED TO A PORTFOLIO OF HIGH YIELD DEBT SECURITIES.

(G)  VARIABLE RATE SECURITY INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(H)  PURCHASE ON A FORWARD COMMITMENT BASIS.

(I)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSE IS  PERIODICALLY  ADJUSTED  BASED ON
     CHANGES TO THE CONSUMER PRICE INDEX.

(J)  PARTIALLY  HELD BY THE CUSTODIAN IN A SEGREGATED  ACCOUNT AS COLLATERAL FOR
     OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF FINANCIAL FUTURES

February 28, 2002 (Unaudited)

                                                                                                                       Unrealized
                                                                 Market Value                                        Appreciation
                                                                   Covered by                                       (Depreciation)
                                            Contracts            Contracts ($)                 Expiration          at 2/28/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG:

Standard & Poor's 500                              41               11,345,725                 March 2002               (436,650)

U.S Treasury 30 year Bonds                         46                4,733,688                  June 2002                  6,250

FINANCIAL FUTURES SHORT:

U.S Treasury 5 year Notes                          65                6,914,375                  June 2002                 (7,109)

U.S Treasury 10 year Notes                         44                4,660,563                  June 2002                (11,016)

                                                                                                                        (448,525)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

February 28, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           192,647,722   196,995,659

Receivable for investment securities sold                             1,643,848

Interest and dividends receivable                                       833,486

Receivable for shares of Common Stock subscribed                         81,023

Paydowns receivable                                                         269

Prepaid expenses                                                         10,340

                                                                    199,564,625
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           100,123

Payable for investment securities purchased                          10,509,685

Cash overdraft due to Custodian                                          92,291

Payable for shares of Common Stock redeemed                              89,987

Payable for futures variation margin--Note 4(a)                          26,705

Accrued expenses                                                        117,798

                                                                     10,936,589
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      188,628,036
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     191,721,750

Accumulated undistributed investment income--net                      1,154,563

Accumulated net realized gain (loss) on investments                 (8,147,689)

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($448,525) net unrealized
  (depreciation) on financial futures]                                3,899,412
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      188,628,036
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      13,872,609

NET ASSET VALUE, offering and redemption price per share ($)              13.60

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             2,063,407

Cash dividends (net of $2,023 foreign taxes witheld at source)         850,001

TOTAL INCOME                                                         2,913,408

EXPENSES:

Management fee--Note 3(a)                                              558,332

Shareholder servicing costs--Note 3(b)                                 364,791

Custodian fees--Note 3(b)                                               17,185

Registration fees                                                       11,852

Directors' fees and expenses--Note 3(c)                                  9,061

Prospectus and shareholders' reports                                     8,212

Dividends on securities sold short                                       2,420

Loan commitment fees--Note 2                                             1,658

Miscellaneous                                                            4,015

TOTAL EXPENSES                                                         977,526

INVESTMENT INCOME--NET                                               1,935,882
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions:

  Long transactions                                                 (4,556,137)

  Short sale transactions                                               34,257

Net realized gain (loss) on financial futures                       (2,306,826)

NET REALIZED GAIN (LOSS)                                            (6,828,706)

Net unrealized appreciation (depreciation) on investments
  (including $1,682,922 net unrealized appreciation
  on financial futures)                                               (661,602)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (7,490,308)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (5,554,426)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        February 28, 2002          Year Ended
                                              (Unaudited)     August 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,935,882           5,204,135

Net realized gain (loss) on investments        (6,828,706)           (346,861)

Net unrealized appreciation (depreciation)
   on investments                               (661,602)         (21,071,047)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (5,554,426)         (16,213,773)
--------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (2,396,503)          (5,064,960)

Net realized gain on investments                     --            (7,548,675)

TOTAL DIVIDENDS                               (2,396,503)         (12,613,635)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  18,510,522          62,126,555

Dividends reinvested                            2,331,536          12,263,493

Cost of shares redeemed                       (19,272,622)        (49,131,132)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS              1,569,436          25,258,916

TOTAL INCREASE (DECREASE) IN NET ASSETS        (6,381,493)         (3,568,492)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           195,009,529          198,578,021

END OF PERIOD                                 188,628,036          195,009,529

Undistributed investment income--net            1,154,563            1,642,825
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,347,411            4,103,430

Shares issued for dividends reinvested            171,326              828,740

Shares redeemed                                (1,417,935)          (3,254,969)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     100,802            1,677,201

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                      February 28, 2002(a)                                      Year Ended August 31,
                                                                    ----------------------------------------------------------------
                                               (Unaudited)          2001           2000           1999          1998           1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                              14.16          16.42          16.51          15.19         18.15         15.13

Investment Operations:

Investment income--net                                .14(b)         .39(b)         .41(b)         .42(b)        .47           .45

Net realized and unrealized
   gain (loss) on investments                        (.52)         (1.65)          1.54           2.43          (.88)         3.65

Total from Investment Operations                     (.38)         (1.26)          1.95           2.85          (.41)         4.10

Distributions:

Dividends from investment
   income--net                                       (.18)          (.39)         (.43)           (.45)         (.46)         (.44)

Dividends from net realized
   gain on investments                                 --           (.61)        (1.61)          (1.08)        (2.09)         (.64)

Total Distributions                                  (.18)         (1.00)        (2.04)          (1.53)        (2.55)        (1.08)

Net asset value, end of period                      13.60          14.16         16.42           16.51         15.19         18.15
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    (2.72)(c)      (7.87)        12.62           19.37         (2.99)        28.06
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                              .52(c)         .81           .96            .94           .91           .96

Ratio of interest expense,
   loan commitment fees and
   dividends on securities sold
   short to average net assets                        .00(c,d)        --           .00(d)         .03            --            --

Ratio of net investment income
   to average net assets                             1.03(c)        2.60           2.54          2.62          2.76          2.71

Portfolio Turnover Rate                             95.62(c)      295.43         160.38        162.40        177.85        235.56
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    188,628        195,010        198,578       188,215       359,521       347,259

(A)  AS REQUIRED,  EFFECTIVE  SEPTEMBER 1, 2001,  THE  PORTFOLIO HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUTING GUIDE FOR INVESTMENT  COMPANIES
     AND BEGAN AMORTIZING PREMIUM ON DEBT SECURITIES.  THE EFFECT OF THIS CHANGE
     FOR THE PERIOD  ENDED  FEBRUARY  28,  2002 WAS TO DECREASE  NET  INVESTMENT
     INCOME PER SHARE BY $.01,  INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS  PER SHARE BY $.01, AND DECREASE THE RATIO OF NET INVESTMENT
     INCOME TO  AVERAGE  NET  ASSETS  FROM  1.07% TO 1.03%.  PER SHARE  DATA AND
     RATIOS/SUPPLEMENTAL  DATA FOR PERIODS  PRIOR TO  SEPTEMBER 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus  Balanced  Fund,  Inc.  (the  "fund") is registered under the Investment
Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth and current income, consistent with reasonable investment risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Most debt securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other securities (including financial futures) are valued at the average of the most recent bid and asked prices in the market in which such securities are primarily traded, or at the last sales price for securities traded primarily on an exchange or the national securities market. In the absence of reported
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

sales of securities traded primarily on an exchange or national securities market, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $9,055 during the period ended February 28, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund had an unused capital loss carryover of approximately $90,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2001. This amount is calculated based on federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 2002, the fund did not borrow under the Facility.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 28, 2002, the fund was charged $29,128 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended February 28, 2002, the fund was charged $17,185 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) During the period ended February 28, 2002, the fund incurred total brokerage commissions of $89,397, of which $640 was paid to Dreyfus Brokerage Services. Dreyfus Brokerage Services was a wholly-owned subsidiary of Mellon Financial Corporation until January 31 2002.

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended February 28, 2002:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                       174,558,447          175,656,856

Short sale transactions                   1,287,761              181,169

     TOTAL                              175,846,208          175,838,025

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian of permissable liquid assets sufficient to cover its short position. At February 28, 2002, there were no securities sold short outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a real-
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

ized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at February 28, 2002 are set forth in the Statement of Financial Futures.

At February 28, 2002, accumulated net unrealized appreciation on investments was
$4,347,937,   consisting   of  $17,093,195  gross  unrealized  appreciation  and
$12,745,258 gross unrealized depreciation.

At February 28, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle:

As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities on a scientific basis. Prior to January 1, 2001,the portfolio did not amortize premiums on debt securities and amortized discount on a straight line basis. The cumulative effect of this accounting change had no impact on total net assets of the portfolio, but resulted in a $27,641 reduction in accumulated undistributed investment income-net and a corresponding $27,641, increase in accumulated net unrealized appreciation (depreciation), based on securities held by the portfolio on August 31, 2001.

The effect of this change for the period ended February 28, 2002 was to decrease net investment income by $66,385 decrease net unrealized appreciation (depreciation) by $12,206 and increase net realized gains (losses) by $54,179.
The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.



NOTES

                 For More Information

                        Dreyfus
                        Balanced Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  222SA0202